UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

         ____________________________________________________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      ___________________________________________________________________

       Date of Report (Date of earliest event reported): October 1, 2009


                          ECRYPT TECHNOLOGIES, INC.
	      --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



               COLORADO            	000-1449574          32-0201472
    ----------------------------	------------   ---------------------
    (State or other jurisdiction   	(Commission    (IRS Employer
          of incorporation)	  	File Number)	  Identification No.)


         			4750 TABLE MESA DRIVE
        		       BOULDER, COLORADO 80305
		      ----------------------------------------
		      (Address of principal executive offices)


      Registrant's telephone number, including area code:  1.866.241.6868




  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the  Securities  Act  (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 DFR
    240.14a-12)

[ ] Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under   the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to  Rule  13e-4 (c)  under  the
    Exchange Act (17 CFR 240.13e-4(c))




ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)(1)
       On October 1, 2009, eCrypt Technologies, Inc., a Colorado corporation (the "Registrant") advised the firm Seale & Beers, CPA's, 6490 West Desert Inn Rd, Las Vegas, NV 89146, ("Seale & Beers"), that it had been dismissed as the principal independent accountant to audit the Registrant's financial statements for the fiscal year ending March 31, 2010. The decision to dismiss Seale & Beers was recommended and approved by the Registrant's Board of Directors. Seale & Beers has only completed a review of the financial statements for the period ended June 30, 2009.

       During the interim period up to and including the date of the Registrant's dismissal of Seale & Beers, there have been no disagreements with Seale & Beers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seale & Beers would have caused them to make reference thereto in their report on the financial statements for such periods. Furthermore, there were no reportable events as defined in Item 304(a)
(1)(v) of Regulation S-K during the registrant's two most recent fiscal years and the subsequent interim period up to and including the date of the Registrants dismissal of Seale & Beers.

The Registrant provided Seale & Beers with a copy of the disclosure contained in this Form 8-K and requested that Seale & beers furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Upon receipt of the letter from Seale Beers, the Company will file an amendment to the 8-K to include that document as an exhibit.

(a)(2)
       On October 1, 2009, the Registrant engaged the firm of De Joya Griffith & Company, LLC, whose address is 2580 Anthem Village Drive, Henderson, NV 89052, ("De Joya Griffith") as the principal accountant to re-audit the Registrant's financial statements for the fiscal year ended March 31, 2008, and March 31, 2009, and audit the Registrant's financial statements for the fiscal year ending March 31, 2010.


During the fiscal years ended March 31, 2009 and 2008, and the subsequent interim period prior to the engagement of De Joya Griffith, neither the Registrant nor anyone on its behalf consulted with De Joya Griffith regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Registrant's financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event. The decision to engage Seale & Beers was recommended and approved by the Registrant's Board of Directors.

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECRYPT TECHNOLOGIES, INC.

Date: October 7, 2009

By:  /S/ Brad Lever
     --------------
     Brad Lever
     Chief Executive Officer,
     Chief Financial Officer,
     Director